Exhibit 25.3

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

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                           BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
              (Exact name of trustee as specified in its charter)

Illinois                                        36-3800435
(State of incorporation                         (I.R.S. employer
if not a U.S. national bank)                    identification no.)

2 N. LaSalle Street
Suite 1020
Chicago, Illinois                               60602
(Address of principal executive offices)        (Zip code)

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                               The CIT Group, Inc.
               (Exact name of obligor as specified in its charter)

 Delaware                                       13-2994534
(State or other jurisdiction of                 (I.R.S. employer
incorporation or organization)                  identification no.)

1211 Avenue of the Americas
New York, New York                              10036
(Address of principal executive offices)        (Zip code)

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                   Senior/Senior Subordinated Debt Securities
                       (Title of the indenture securities)

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1.    General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.
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                 Name                                   Address
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      Office of Banks & Trust Companies         500 E. Monroe Street
      of the State of Illinois                  Springfield, Illinois 62701-1532

      Federal Reserve Bank of Chicago           230 S. LaSalle Street
                                                Chicago, Illinois 60603

      (b)   Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

      2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                        SIGNATURE

Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 21st day of February, 2001.

                                                BNY Midwest Trust Company
                                                By:  /S/ CAROLYN POTTER
                                                   -----------------------------
                                                Name:  CAROLYN POTTER
                                                Title: ASSISTANT VICE PRESIDENT


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                         OFFICE OF BANKS AND REAL ESTATE
                       Bureau of Banks and Trust Companies

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY Midwest Trust Company
                           208 West Jackson Boulevard
                                    Suite 700
                             Chicago, Illinois 60606

Including the institution's domestic and foreign subsidiaries completed as of the close of business on September 30, 2000, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                      ASSETS                                Thousands of Dollars
                      ------                                --------------------
      Cash and Due from Depository Institutions..............      23,538
      U.S. Treasury Securities...............................       - 0 -
      Obligations of States and Political Subdivisions.......       - 0 -
      Other Bonds, Notes and Debentures......................       - 0 -
      Corporate Stock........................................       - 0 -
      Trust Company Premises, Furniture, Fixtures
      and Other Assets Representing Trust Company Premises...         234
      Leases and Lease Financing Receivables.................       - 0 -
      Accounts Receivable....................................       3,706
      Other Assets
      (Itemize amounts greater than 15% of Line 9) ..........      49,681
           Goodwill and Intangibles..........................      49,497
      TOTAL ASSETS...........................................      77,159


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                         OFFICE OF BANKS AND REAL ESTATE
                       Bureau of Banks and Trust Companies

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY Midwest Trust Company
                           208 West Jackson Boulevard
                                    Suite 700
                             Chicago, Illinois 60606

                      LIABILITIES                           Thousands of Dollars
                      -----------                           --------------------
      Accounts Payable......................................         - 0 -
      Taxes Payable.........................................         - 0 -
      Other Liabilities for Borrowed Money..................         7,000
      Other Liabilities
      (Itemize amounts greater than 15% of Line 14) ........         3,289
              Reserve for Taxes.............................         2,853
      TOTAL LIABILITIES                                             10,289
                     EQUITY CAPITAL
                     --------------
      Preferred Stock.......................................         - 0 -
      Common Stock..........................................         2,000
      Surplus...............................................        62,130
      Reserve for Operating Expenses........................         - 0 -
      Retained Earnings (Loss)..............................         2,740
      TOTAL EQUITY CAPITAL..................................        66,870
      TOTAL LIABILITIES AND EQUITY CAPITAL..................        77,159


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I,      Robert L. De Paola, Vice President
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              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.


                               Robert L. DePaola
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                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me is 26th day of October    , 2000 My Commission
expires December 31, 2001.

                                               Carmelo C. Casella, Notary Public
(Notary Seal)


Person to whom Supervisory Staff should direct questions concerning this report.

        Jennifer Barbieri                                (212) 437-5520
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               Name                               Telephone Number (Extension)


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